                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JULY 15, 1994


                      HOME IMPROVEMENT LOAN TRUST 1994-BII
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                    33-53449                 APPLIED FOR
- --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)               file numbers)         identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA   55102-1639
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  (Address of principal executive offices)                           (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                NOT APPLICABLE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     ITEM 5.    OTHER EVENTS.
                ------------

                Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on July 15, 1994, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
                6.05 of the Pooling and Servicing Agreement attached hereto as
                Exhibit 99.1.

     ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

                (c)  Exhibits.

                     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                     Exhibit No.    Description
                     -----------    -----------

                        99.1        Monthly Report delivered to
                                    Certificateholders on July 15, 1994.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  July 15, 1994


                                 HOME IMPROVEMENT LOAN TRUST 1994-BII

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Robley D. Evans
                                     ----------------------------------
                                     ROBLEY D. EVANS
                                     Vice President and Controller

                                  INDEX TO EXHIBITS



     EXHIBIT
     NUMBER                                                       PAGE
     ------                                                       ----

      99.1      Monthly Report delivered to Certificateholders      5
                on July 15, 1994.